UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02351

Western Asset Income Fund
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual Report

Western Asset Income Fund
(PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Income Fund

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

What’s inside

Letter from the president	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	16

Statement of operations	17

Statements of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Dividend reinvestment plan	31

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•   Fund prices and performance,

•   Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

Western Asset Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

IV	Western Asset Income Fund

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did the high-yield market perform over the six months ended June 30, 2012?

A. The U.S. high-yield bond market generated a strong return during the

Western Asset Income Fund	V

reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, they proved to be temporary setbacks. All told, the high-yield market gained 7.23% for the six months ended June 30, 2012.

Performance review

For the six months ended June 30, 2012, Western Asset Income Fund returned 6.60% based on its net asset value (“NAV”)viii and 4.59% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexix and the Barclays U.S. Credit Indexx, returned 7.27% and 4.55%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagexi returned 6.09% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$14.30 (NAV)	6.60%†
$14.08 (Market Price)	4.59%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*      Total returns are based on changes in NAV or market price, respectively.

†        Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡      Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Income Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

July 27, 2012

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Corporate U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

x	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 27 funds in the Fund’s Lipper category.

Western Asset Income Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the Fund’s portfolio as of June 30, 2012 and December 31, 2011, and does not include derivatives such as written options and futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

2	Western Asset Income Fund 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BCI	— Barclays U.S. Credit Index
BUSCHYI	— Barclays U.S. Corporate High Yield Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

Western Asset Income Fund 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

BCI	— Barclays U.S. Credit Index
BUSCHYI	— Barclays U.S. Corporate High Yield Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

4	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 94.0%
Consumer Discretionary — 7.3%
Automobiles — 0.5%
Escrow GCB General Motors	—	—	$2,710,000	$ 0	*(a)(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	610,000	677,941
Total Automobiles				677,941
Hotels, Restaurants & Leisure — 0.4%
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	180,000	206,550
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	250,000	251,250	(d)
Total Hotels, Restaurants & Leisure				457,800
Media — 5.1%
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,158,062
Comcast Corp., Notes	6.450%	3/15/37	120,000	145,932
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	205,507
Comcast Corp., Senior Notes	4.650%	7/15/42	200,000	200,092
News America Inc., Senior Notes	6.550%	3/15/33	545,000	614,626
News America Inc., Senior Notes	7.750%	12/1/45	130,000	158,971
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	113,750
TCI Communications Inc.	8.750%	8/1/15	160,000	195,218
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	520,000	691,379
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	530,000	717,934
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	776,972
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	152,197
United Business Media Ltd., Notes	5.750%	11/3/20	640,000	658,701	(d)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	881,451
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	203,000
Total Media				6,873,792
Multiline Retail — 0.5%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	434,111
Target Corp., Senior Notes	4.000%	7/1/42	270,000	265,957
Total Multiline Retail				700,068
Specialty Retail — 0.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	169,600
Gap Inc., Senior Notes	5.950%	4/12/21	730,000	756,651
QVC Inc., Senior Secured Notes	5.125%	7/2/22	200,000	204,154	(d)
Total Specialty Retail				1,130,405
Total Consumer Discretionary				9,840,006

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	5

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 3.8%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$ 260,000	$ 309,821
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	530,000	598,326	(d)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	686,129	(d)
Total Beverages				1,594,276
Food & Staples Retailing — 0.2%
Delhaize Group, Senior Notes	6.500%	6/15/17	290,000	322,212
Food Products — 0.8%
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	320,000	328,372	(d)
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	500,000	529,188	(d)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000	177,503
Total Food Products				1,035,063
Tobacco — 1.6%
Altria Group Inc., Senior Notes	9.700%	11/10/18	160,000	221,403
Altria Group Inc., Senior Notes	9.250%	8/6/19	40,000	55,571
Altria Group Inc., Senior Notes	4.750%	5/5/21	70,000	79,383
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	372,322
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	333,959
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	347,099
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	540,984
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	276,502
Total Tobacco				2,227,223
Total Consumer Staples				5,178,774
Energy — 17.1%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	488,610
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	240,000	280,566
Total Energy Equipment & Services				769,176
Oil, Gas & Consumable Fuels — 16.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	585,405
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	35,000	40,657
Apache Corp.	6.900%	9/15/18	100,000	125,616
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	240,107
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	91,863
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	105,796
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	219,700
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	980,000	1,014,682
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,121,693
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	389,841

See Notes to Financial Statements.

6	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
DCP Midstream Partners LP, Senior Notes	4.950%	4/1/22	$ 520,000	$ 533,696
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	371,284
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	380,000	543,442
Duke Capital LLC, Senior Notes	6.250%	2/15/13	800,000	822,928
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,244,752
Enbridge Energy Partners LP	9.875%	3/1/19	120,000	157,457
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	170,000	217,978
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	362,503
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	646,536
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,543,228
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	332,700
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,336,734
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	335,724	(d)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	445,309
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	660,000	664,151
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	3,135,650
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	974,336
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,210,000	1,419,311
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	600,000	69,000	(d)(e)
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	172,238	(d)
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	353,773
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	351,348
Western Gas Partners LP, Senior Notes	4.000%	7/1/22	510,000	510,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	57,232
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	45,930
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	827,785
Total Oil, Gas & Consumable Fuels				22,410,385
Total Energy				23,179,561
Financials — 36.0%
Capital Markets — 5.4%
GFI Group Inc., Senior Notes	8.375%	7/19/18	470,000	394,800
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	524,949
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	880,000	595,778	(f)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	42,274
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	277,944
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	518,067
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	594,370
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	627,234

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	7

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	$1,250,000	$ 0	(a)(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	300,000	326,325
Merrill Lynch & Co. Inc., Senior Notes, Medium-Term Notes	6.050%	8/15/12	400,000	402,200
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,029,128
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	301,524
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	104,557
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	891,414
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	97,837
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	514,057
Total Capital Markets				7,242,458
Commercial Banks — 9.6%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	830,000	848,052	(d)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	480,000	487,200	(d)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	283,140	(d)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	340,000	327,094
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	382,950	(d)
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	613,851
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,050,000	863,625	(d)(f)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	210,000	0	(a)(b)(c)(d)(e)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	680,000	0	(a)(b)(c)(d)(e)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	560,000	364,000	(d)(f)(g)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,267,312	(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,180,000	1,061,940	(d)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	180,000	157,387	(d)
Landsbanki Islands HF	7.431%	10/19/17	730,000	0	(a)(b)(c)(d)(e)(g)
Lloyds TSB Bank PLC, Senior Notes	4.200%	3/28/17	360,000	371,343
Mizuho Financial Group Cayman Ltd.	5.790%	4/15/14	550,000	583,068	(d)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	590,000	603,216
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	496,912	(d)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	708,000	890,664	(d)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,260,000	1,008,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	700,000	702,651

See Notes to Financial Statements.

8	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	$ 170,000	$ 169,738
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/16/12	1,120,000	1,069,600	(f)(g)
Wells Fargo Capital X, Capital Securities	5.950%	12/1/36	450,000	451,688
Total Commercial Banks				13,003,431
Consumer Finance — 4.9%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	1,551,000	1,644,060
Ally Financial Inc., Senior Notes	8.300%	2/12/15	370,000	403,300
Ally Financial Inc., Senior Notes	4.625%	6/26/15	130,000	130,805
Ally Financial Inc., Senior Notes	5.500%	2/15/17	130,000	132,046
Ally Financial Inc., Senior Notes	8.000%	11/1/31	728,000	853,580
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	222,608
American Express Co., Senior Notes	8.125%	5/20/19	220,000	292,953
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	382,210	(f)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	272,878
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,407,528
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	877,725
Total Consumer Finance				6,619,693
Diversified Financial Services — 11.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	750,000	744,375	(d)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	76,869
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	82,312
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	32,119
Bank of America Corp., Senior Notes	5.875%	2/7/42	590,000	646,274
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	98,000	101,371
Capital One Capital VI	8.875%	5/15/40	190,000	193,087
Citigroup Inc., Senior Notes	6.375%	8/12/14	620,000	663,674
Citigroup Inc., Senior Notes	5.500%	10/15/14	270,000	285,868
Citigroup Inc., Senior Notes	6.010%	1/15/15	210,000	225,629
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,580,840
Citigroup Inc., Senior Notes	4.500%	1/14/22	310,000	320,185
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	600,523
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	262,120
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	540,967
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	800,000	845,168	(f)(g)
General Electric Capital Corp., Notes	5.300%	2/11/21	530,000	594,862
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	651,747

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	9

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	$1,120,000	$ 1,310,485
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	280,000	361,237
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	700,000	728,875	(f)
ILFC E-Capital Trust I	4.280%	12/21/65	220,000	148,355	(d)(f)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	790,000	576,700	(d)(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	213,275
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	529,925
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	132,438
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	217,583
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	600,000	661,500	(d)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	801,441
UFJ Finance Aruba AEC	6.750%	7/15/13	355,000	374,352
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,440,000	(d)(f)
Total Diversified Financial Services				15,944,156
Insurance — 4.1%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	472,800	(f)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	74,000
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	101,833
American International Group Inc., Senior Notes	4.875%	6/1/22	250,000	255,805
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	213,926
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	200,948
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	9/30/12	1,470,000	1,221,971	(f)(g)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	300,000	303,000	(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,210,000	1,186,134
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	403,750	(f)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	300,784	(d)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	516,505	(d)
Willis North America Inc., Senior Notes	5.625%	7/15/15	230,000	249,543
Total Insurance				5,500,999
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	141,985
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	154,617
Total Financials				48,607,339

See Notes to Financial Statements.

10	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 4.0%
Biotechnology — 0.8%
Amgen Inc., Senior Notes	5.150%	11/15/41	$ 580,000	$ 605,471
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	220,000	242,831
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	240,000	279,758
Total Biotechnology				1,128,060
Health Care Equipment & Supplies — 0.2%
Hospira Inc., Senior Notes	6.050%	3/30/17	210,000	236,874
Health Care Providers & Services — 3.0%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	296,144
HCA Inc., Senior Notes	6.250%	2/15/13	930,000	950,925
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	68,006
Humana Inc.	8.150%	6/15/38	190,000	257,262
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	250,195
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	732,000	838,140
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	300,000	336,750
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	37,836
WellPoint Inc., Notes	5.875%	6/15/17	290,000	342,036
WellPoint Inc., Senior Notes	3.125%	5/15/22	610,000	614,889
Total Health Care Providers & Services				3,992,183
Total Health Care				5,357,117
Industrials — 7.4%
Aerospace & Defense — 1.6%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	825,000
Exelis Inc., Senior Notes	4.250%	10/1/16	470,000	481,870	(d)
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	558,016	(d)
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	317,000	323,935
Total Aerospace & Defense				2,188,821
Airlines — 2.0%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	195,496	213,090
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	132,767	141,729
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	198,384	223,678
Continental Airlines Inc., Secured Notes	6.250%	4/11/20	170,000	171,700
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	173,217	185,776
Delta Air Lines, Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	254,600	288,971
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	108,702	109,930
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	249,000	256,781	(d)

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	11

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	$ 340,000	$ 354,450	(d)
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	116,884	132,956
US Airways 2012-1 Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	640,000	655,200
Total Airlines				2,734,261
Commercial Services & Supplies — 1.1%
ADT Corp., Senior Notes	4.875%	7/15/42	520,000	509,387	(d)
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	150,429
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	378,868
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	351,102
Total Commercial Services & Supplies				1,389,786
Industrial Conglomerates — 0.7%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	247,650
United Technologies Corp., Senior Notes	4.500%	6/1/42	620,000	681,011
Total Industrial Conglomerates				928,661
Machinery — 0.7%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	927,014
Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,350,000	1,359,443
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Pass Through Trust, Senior Secured Notes	5.125%	11/30/24	430,000	430,000	(b)(d)
Total Industrials				9,957,986
Information Technology — 0.7%
IT Services — 0.6%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	519,302
Mantech International Corp., Senior Notes	7.250%	4/15/18	320,000	336,000
Total IT Services				855,302
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	135,980
Total Information Technology				991,282
Materials — 6.5%
Chemicals — 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,070,288
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	167,971
Total Chemicals				1,238,259

See Notes to Financial Statements.

12	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	$ 470,000	$ 482,780	(d)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	473,887	(d)
Total Containers & Packaging				956,667
Metals & Mining — 4.6%
ArcelorMittal, Senior Notes	3.750%	2/25/15	340,000	344,652
ArcelorMittal, Senior Notes	3.750%	8/5/15	340,000	341,884
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	560,000	599,927
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	410,000	402,679
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	740,000	754,800	(d)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	410,000	403,390
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	902,402
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	460,000	484,802
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	166,202
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,331,627
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	476,625	(d)
Total Metals & Mining				6,208,990
Paper & Forest Products — 0.3%
Georgia-Pacific Corp.	7.375%	12/1/25	250,000	318,537
Total Materials				8,722,453
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 4.8%
AT&T Corp., Senior Notes	8.000%	11/15/31	9,000	13,335
AT&T Inc., Global Notes	6.550%	2/15/39	1,230,000	1,583,035
AT&T Inc., Senior Notes	5.550%	8/15/41	340,000	405,265
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	496,298
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	179,422
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	255,951
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	995,000
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	390,000	341,250
Telecom Italia Capital SpA, Senior Notes	7.200%	7/18/36	20,000	16,950
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	230,000	205,720
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	120,000	104,914
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	720,000	1,185,901
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	570,000	703,931
Total Diversified Telecommunication Services				6,486,972
Wireless Telecommunication Services — 1.4%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,046,198

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	13

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	$ 300,000	$ 326,739
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	310,200
Telefonica Europe BV	8.250%	9/15/30	230,000	222,471
Total Wireless Telecommunication Services				1,905,608
Total Telecommunication Services				8,392,580
Utilities — 5.0%
Electric Utilities — 2.8%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	541,100
Enersis SA, Notes	7.400%	12/1/16	452,000	529,229
FirstEnergy Corp., Notes	7.375%	11/15/31	110,000	138,080
IPALCO Enterprises Inc., Senior Secured Notes	5.000%	5/1/18	470,000	475,875
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	176,426
PNPP II Funding Corp.	9.120%	5/30/16	1,124,000	1,200,477
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	651,197
Total Electric Utilities				3,712,384
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	194,616	(d)
Independent Power Producers & Energy Traders — 0.7%
Exelon Generation Co., LLC, Senior Notes	4.250%	6/15/22	920,000	922,952	(d)
Multi-Utilities — 1.4%
CenterPoint Energy Inc.	6.850%	6/1/15	1,150,000	1,296,080
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	339,852
DTE Energy Co.	6.350%	6/1/16	260,000	302,058
Total Multi-Utilities				1,937,990
Total Utilities				6,767,942
Total Corporate Bonds & Notes (Cost — $118,617,237)				126,995,040
Asset-Backed Securities — 0.2%
SLM Student Loan Trust, 2011-A A3 (Cost — $330,000)	2.742%	1/15/43	330,000	323,837	(d)(f)
Collateralized Mortgage Obligations — 0.3%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.154%	9/25/37	220,870	208,899	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.147%	9/25/37	212,708	213,282	(f)
Total Collateralized Mortgage Obligations (Cost — $429,853)				422,181
Municipal Bonds — 0.5%
Illinois — 0.5%
Illinois State, GO	5.665%	3/1/18	310,000	343,957
Illinois State, GO	5.877%	3/1/19	310,000	343,759
Total Municipal Bonds (Cost — $620,000)				687,716

See Notes to Financial Statements.

14	Western Asset Income Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 1.0%
Canada — 0.8%
Quebec Province	7.970%	7/22/36	$ 650,000	$ 1,038,256
Mexico — 0.0%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	24,000	32,760
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	211,076	(d)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	43,470	52,190	(d)
Total Russia				263,266
Total Sovereign Bonds (Cost — $1,009,420)				1,334,282

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Motors Liquidation Co. GUC Trust (Cost — $0)			2	24	*
Preferred Stocks — 2.9%
Financials — 2.9%
Commercial Banks — 0.7%
PNC Financial Services Group Inc.	6.125%		9,525	250,984	*(f)
U.S. Bancorp	6.000%		22,875	626,317	(f)
Total Commercial Banks				877,301
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		63,250	1,521,163	(f)
Diversified Financial Services — 0.9%
Citigroup Capital XIII	7.875%		46,078	1,257,469	(f)
Thrifts & Mortgage Finance — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)			96,825	210,110	*(f)
Federal National Mortgage Association (FNMA)			11,700	19,071	*(f)
Total Thrifts & Mortgage Finance				229,181
Total Preferred Stocks (Cost — $4,977,411)				3,885,114
Total Investments — 98.9% (Cost — $125,983,921#)				133,648,194
Other Assets in Excess of Liabilities — 1.1%				1,504,666
Total Net Assets — 100.0%				$135,152,860

*	Non-income producing security.
(a)	Illiquid security.
(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Value is less than $1.

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	15

Western Asset Income Fund

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of June 30, 2012.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	AGM	— Assured Guaranty Municipal Corp.
	GO	— General Obligation
	REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

16	Western Asset Income Fund 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $125,983,921)	$ 133,648,194
Cash	15,539
Dividends and interest receivable	1,927,931
Receivable for securities sold	1,688,756
Deposits with brokers for open futures contracts	270,009
Receivable from broker — variation margin on open futures contracts	129,088
Prepaid expenses	51,270
Other receivables	13,944
Total Assets	137,744,731

Liabilities:
Payable for securities purchased	2,435,961
Investment management fee payable	58,634
Directors’ fees payable	3,023
Accrued expenses	94,253
Total Liabilities	2,591,871
Total Net Assets	$ 135,152,860

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,448,520 shares issued and outstanding) (Note 5)	$ 94,485
Paid-in capital in excess of par value	142,613,492
Undistributed net investment income	278,539
Accumulated net realized loss on investments, futures contracts and written options	(15,430,152)
Net unrealized appreciation on investments and futures contracts	7,596,496
Total Net Assets	$ 135,152,860

Shares Outstanding	9,448,520

Net Asset Value	$14.30

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$ 3,918,027
Dividends	111,852
Total Investment Income	4,029,879

Expenses:
Investment management fee (Note 2)	357,326
Taxes, other than federal income taxes	32,168
Transfer agent fees	23,170
Audit and tax	22,157
Legal fees	22,138
Shareholder reports	19,042
Fund accounting fees	15,037
Stock exchange listing fees	7,038
Directors’ fees	6,461
Custody fees	2,093
Miscellaneous expenses	1,753
Total Expenses	508,383
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	496,383
Net Investment Income	3,533,496

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,332,629)
Futures contracts	(496,198)
Written options	1,099
Net Realized Loss	(1,827,728)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,825,458
Futures contracts	3,789
Change in Net Unrealized Appreciation (Depreciation)	6,829,247
Net Gain on Investments, Futures Contracts and Written Options	5,001,519
Increase in Net Assets from Operations	$ 8,535,015

See Notes to Financial Statements.

18	Western Asset Income Fund 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 3,533,496	$ 7,282,306
Net realized loss	(1,827,728)	(1,452,010)
Change in net unrealized appreciation (depreciation)	6,829,247	596,024
Increase in Net Assets From Operations	8,535,015	6,426,320

Distributions to Shareholders From (Note 1):
Net investment income	(3,399,914)	(7,030,502)
Decrease in Net Assets From Distributions to Shareholders	(3,399,914)	(7,030,502)

Fund Share Transactions:
Reinvestment of distributions (8,614 and 3,002 shares issued, respectively)	122,649	40,887
Increase in Net Assets From Fund Share Transactions	122,649	40,887
Increase (Decrease) in Net Assets	5,257,750	(563,295)

Net Assets:
Beginning of period	129,895,110	130,458,405
End of period*	$135,152,860	$129,895,110
* Includes undistributed net investment income of:	$278,539	$144,957

See Notes to Financial Statements.

Western Asset Income Fund 2012 Semi-Annual Report	19

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.76	$13.82	$13.21	$10.66	$15.13	$15.91

Income (loss) from operations:
Net investment income[2]	0.37	0.77	0.79	0.83	0.98	0.95
Net realized and unrealized gain (loss)	0.53	(0.08)	0.61	2.66	(4.47)	(0.61)
Total income (loss) from operations	0.90	0.69	1.40	3.49	(3.49)	0.34

Less distributions from:
Net investment income	(0.36)	(0.75)	(0.79)	(0.94)	(0.94)	(0.96)
Net realized gains	—	—	—	—	(0.04)	(0.16)
Total distributions	(0.36)	(0.75)	(0.79)	(0.94)	(0.98)	(1.12)
Net asset value, end of period	$14.30	$13.76	$13.82	$13.21	$10.66	$15.13
Market price, end of period	$14.08	$13.81	$12.89	$12.75	$10.49	$13.50
Total return, based on NAV[3,4]	6.60%	5.04%	10.86%	34.41%	(24.05)%	2.17%
Total return, based on Market Price[5]	4.59%	13.32%	7.28%	31.75%	(15.82)%	(6.16)%
Net assets, end of period (000s)	$135,153	$129,895	$130,458	$124,549	$100,105	$142,029

Ratios to average net assets:
Gross expenses	0.77%[6]	0.76%	0.78%	0.89%	0.91%	0.83%
Net expenses[7,8]	0.75 [6]	0.74	0.76	0.86	0.89	0.81
Net investment income	5.31 [6]	5.55	5.78	7.07	7.32	6.10

Portfolio turnover rate	45%	56%	42%	45%	17%	46%

1    For the six months ended June 30, 2012 (unaudited).

2        Per share amounts have been calculated using the average shares method.

3    Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4    The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5    The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6    Annualized.

7    Reflects fee waivers and/or expense reimbursements.

8    The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of

Western Asset Income Fund 2012 Semi-Annual Report	21

Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$126,995,040	$ 0*	$126,995,040
Asset-backed securities	—	323,837	—	323,837
Collateralized mortgage obligations	—	422,181	—	422,181
Municipal bonds	—	687,716	—	687,716
Sovereign bonds	—	1,334,282	—	1,334,282
Common stocks	$ 24	—	—	24
Preferred stocks	3,885,114	—	—	3,885,114
Total long-term investments	$3,885,138	$129,763,056	$ 0*	$133,648,194
Other financial instruments:
Futures contracts	$ 8,045	—	—	$ 8,045
Total	$3,893,183	$129,763,056	$ 0*	$133,656,239

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$75,822	—	—	$75,822

†  See Schedule of Investments for additional detailed categorizations.

*  Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of December 31, 2011	$ 0*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2012	$ 0*
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*  Value is less than $1.

Western Asset Income Fund 2012 Semi-Annual Report	23

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

24	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset Income Fund 2012 Semi-Annual Report	25

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

26	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2012, fees waivers and/or expenses reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$45,003,056	$15,782,593
Sales	43,655,731	16,133,303

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,886,246
Gross unrealized depreciation	(6,221,973)
Net unrealized appreciation	$ 7,664,273

Western Asset Income Fund 2012 Semi-Annual Report	27

During the six months ended June 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	4	$1,237
Options closed	(4)	(1,237)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2012	—	—

At June 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	31	9/12	$3,847,468	$3,843,031	$ (4,437)
U.S. Treasury Ultra Long-Term Bonds	3	9/12	492,486	500,531	8,045
					3,608
Contracts to Sell:
U.S. Treasury 10-Year Notes	45	9/12	5,987,268	6,001,875	(14,607)
U.S. Treasury 30-Year Bonds	59	9/12	8,673,378	8,730,156	(56,778)
					(71,385)
Net unrealized loss on open futures contracts					$(67,777)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2012.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$8,045

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$75,822

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

28	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$ 1,099
Futures contracts	(496,198)
Total	$(495,099)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$3,789

During the six months ended June 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 2,318,924
Futures contracts (to sell)	13,443,268
Written options†	354

†  As of June 30, 2012, there were no open positions held in this derivative.

5. Common shares

Of the 9,448,520 shares of common stock outstanding at June 30, 2012, the Investment Adviser owned 29,291 shares.

6. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member

Western Asset Income Fund 2012 Semi-Annual Report	29

of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions subsequent to June 30, 2012

On May 30, 2012, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0600 per share, payable on July 27, 2012, August 31, 2012 and September 28, 2012 to shareholders of record on July 20, 2012, August 24, 2012 and September 21, 2012, respectively.

8. Capital loss carryforward

As of December 31, 2011, the Fund had a net capital loss carryforward of approximately $ 13,196,849, of which $ 1,676,649 does not expire, $ 676,492 expires in 2016, $ 10,616,218 expires in 2017 and $ 227,490 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

30	Western Asset Income Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on May 30, 2012. Of the 9,448,520 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Ronald J. Arnault	7,583,391	205,159
Anita L. DeFrantz	7,573,041	215,509
Ronald L. Olson	7,576,575	211,975
William E.B. Siart	7,592,013	196,537
Jaynie Miller Studenmund	7,501,602	286,948
Avedick B. Poladian	7,548,263	240,289
R. Jay Gerken	7,605,780	182,770

Western Asset Income Fund	31

Dividend reinvestment plan

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution

32	Western Asset Income Fund

Dividend reinvestment plan (cont’d)

that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 59 Maiden Lane, New York, N.Y. 10038 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund

Directors	Western Asset Income Fund	Transfer agent
William E. B. Siart	620 Eighth Avenue	American Stock Transfer & Trust Company
Chairman	49th Floor	59 Maiden Lane
R. Jay Gerken	New York, NY 10018	New York, NY 10038
President
Ronald J. Arnault	Investment advisers	New York Stock Exchange Symbol
Anita L. DeFrantz	Western Asset Management Company	PAI
Ronald L. Olson	Western Asset Management Company Limited
Avedick B. Poladian
Jaynie Miller Studenmund	Custodian
State Street Bank and Trust Company
Officers	1 Lincoln Street
R. Jay Gerken	Boston, MA 02111
President
Richard F. Sennett	Independent registered public accounting firm
Principal Financial Officer	PricewaterhouseCoopers LLP
Todd F. Kuehl	100 East Pratt Street
Chief Compliance Officer	Baltimore, MD 21202
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Erin K. Morris	Ropes & Gray LLP
Treasurer	1211 Avenue of the Americas
New York, NY 10036

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASXO12841 8/12 SR12-1731

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President of
Western Asset Income Fund

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President of
Western Asset Income Fund

Date:	August 23, 2012

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Income Fund

Date:	August 23, 2012